Exhibit 10.1

Execution Version

THIS THIRD AMENDMENT AND MATURITY EXTENSION AGREEMENT (this “Agreement”) dated as of January 12, 2018 is among ANADARKO PETROLEUM CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); each of the existing Lenders under the Credit Agreement and signatory hereto that shall continue to be a Lender thereunder pursuant to the terms of Section 1 hereof (each, a “Continuing Lender”); BNP Paribas, DNB Capital LLC and UBS AG, Stamford Branch (each, an “Exiting Lender”; and each Exiting Lender and each Continuing Lender, each, an “Existing Lender”); and ABN AMRO Capital USA LLC, Canadian Imperial Bank of Commerce, New York Branch and HSBC Bank USA, N.A. (each, a “New Lender”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

R E C I T A L S

A.    The Borrower, the Administrative Agent and the Lenders party thereto are parties to that certain Revolving Credit Agreement dated as of June 17, 2014 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B.    The Borrower has heretofore requested pursuant to Section 2.18 of the Credit Agreement that the Maturity Date be extended by one year from January 23, 2021 to January 23, 2022 (the “Maturity Extension”).

C.    The Borrower, the Administrative Agent, each Continuing Lender and each New Lender party hereto have agreed, pursuant to Section 9.02(b) of the Credit Agreement, to make certain amendments to the Credit Agreement (the “Amendments”), in each case, as more fully set forth herein.

D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Assignment and Reallocation of Commitments. Effective as of the Effective Date (as defined in Section 4 hereof), each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment, (ii) allow each Exiting Lender to sell and assign its Commitments and Loans under the Credit Agreement and (iii) allow each New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments (the “Assignment and Reallocation”). On the Effective Date, and after giving effect to the Assignment and Reallocation, (a) the Commitment of each Lender (including each New Lender) shall be as set forth on Annex I attached to this Agreement, which Annex I amends and restates Annex I to the Credit Agreement in its entirety (and for the avoidance of doubt, the Commitment of each Exiting Lender shall be $0); and (b) (i) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and (ii) each New Lender shall become a party to the Credit Agreement, as amended by this Agreement, as a “Lender”, and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Agreement, and the other Loan Documents. Each of the Administrative Agent, each Existing Lender (including each Exiting Lender), each Swingline Lender, each Issuing Bank, each New Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each New Lender’s acquisition of an interest in the total Commitments and each Existing Lender’s assignment of its Commitment to the extent effected by the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Commitment and Loans, and each Continuing Lender and each New Lender shall be deemed to have acquired the Commitment and Loans allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit B to the Credit Agreement (the “Assignment Agreement”), as if each Existing Lender (including each Exiting Lender) and each New Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Continuing Lender and each New Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Effective Date as defined herein. Such Assignment and Reallocation shall be without recourse to each Existing Lender, and except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. On the Effective Date, the Administrative Agent shall take the actions specified in Section 9.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 9.04(b)(ii)(C), each New Lender shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.

SECTION 2.    Extension of Maturity Date. Effective as of the Effective Date, the Maturity Date applicable to each Continuing Lender and each New Lender party hereto shall be January 23, 2022. Each party hereto hereby waives any timing, notice or other similar requirement pursuant to Sections 2.18(a) of the Credit Agreement required in connection with the Maturity Extension.

SECTION 3.    Amendments to Credit Agreement. From and after the Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Amendments to Cover Page. The cover page of the Credit Agreement is hereby amended by (i) replacing the reference to “BANK OF AMERICA, N.A., CITIBANK, N.A., THE ROYAL BANK OF SCOTLAND PLC, AND THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agents” with “BANK OF AMERICA, N.A., CITIBANK, N.A., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agents” and (ii) replacing the reference to “J.P. MORGAN SECURITIES LLC, WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIGROUP GLOBAL MARKETS INC., RBS SECURITIES INC. and THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as Joint Lead Arrangers and Joint Bookrunners” with “JPMORGAN CHASE BANK, N.A., WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIGROUP GLOBAL MARKETS INC., THE BANK OF TOKYO MITSUBISHI UFJ, LTD., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SG AMERICAS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners”.

(b)    Amendment to Preamble. The preamble of the Credit Agreement is hereby amended by replacing the reference to “BANK OF AMERICA, N.A., CITIBANK, N.A., THE ROYAL BANK OF SCOTLAND PLC, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agents” with “BANK OF AMERICA, N.A., CITIBANK, N.A., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agents”.

(c)    Amendments to Section 1.01.

(i)    The definition of “Alternate Base Rate” is hereby amended by adding the following sentence at the end thereof: “If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.17 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.”

(ii)    Clause (d) of the definition of “Defaulting Lender” is hereby amended and restated in its entirety to read as follows: “(d) that has, or has a Lender Parent that has, become the subject of a Bankruptcy Event or Bail-In Action, or ”.

(iii)    Each of following definitions is hereby amended and restated in its entirety to read as follows:

“Arrangers” means JPMorgan Chase Bank, N.A., Wells Fargo Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, Mizuho Bank, Ltd., and SG Americas Securities LLC, in their capacities as joint lead arrangers and joint bookrunners hereunder.

“Co-Documentation Agents” means Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, Miuzho Bank, Ltd., and Société Générale, each in its capacity as a co-documentation agent for the Lenders hereunder, together with its successors in such capacity.

“Issuing Bank” means each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., Citibank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, Miuzho Bank, Ltd., and Société Générale, each in its capacity as an issuer of Letters of Credit hereunder, and any other Lender reasonably acceptable to the Administrative Agent that agrees to become an Issuing Bank hereto pursuant to the delivery of documentation in form and substance reasonably satisfactory to the Administrative Agent, and each successor in such capacity as provided in Section 2.05(i). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit requested by the Borrower in accordance with this Agreement to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(iv)    Each of the following definitions is hereby added to Section 1.01 where alphabetically appropriate to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(d)    Amendment to Section 2.17. Section 2.17 is hereby amended by adding the following as new clause (c) to read as follows:

(c)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (b)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (b)(i) have not arisen but the supervisor for the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (c) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.17(c), only to the extent the LIBOR Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and (y) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(e)    Amendment to Section 9.02(b). Section 9.02(b) is hereby amended by replacing the word “Neither” at the beginning thereof with the following phrase: “Subject to Section 2.17(c), neither”.

(f)    Amendment to Section 9.04(c)(i). Section 9.04(c)(i) is hereby amended by deleting the following phrase therein: “will be delivered to the Borrower and the Administrative Agent))”.

(g)    Amendment to Article IX. Article IX is hereby amended by adding a new Section 9.16 to the end thereof to read as follows:

Section 9.16 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(h)    Amendment to Schedule V. Schedule V is hereby amended and restated in its entirety in the form attached hereto as Schedule V.

SECTION 4.    Effectiveness. This Agreement shall become effective on the date upon which each of the following conditions has been satisfied (the “Effective Date”):

(a)    The Administrative Agent shall have has received counterparts of this Agreement duly executed on behalf of each New Lender, each Existing Lender, each Swingline Lender, each Issuing Bank and the Borrower;

(b)    The Borrower shall have delivered to the Administrative Agent, a certificate of the Borrower dated as of the Effective Date and executed by a responsible officer of the Borrower, (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Maturity Extension and (ii) certifying that, (x) before and after giving effect to the Maturity Extension, the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date (in which case, the Borrower shall certify that the such representations and warranties were true and correct on and as of such earlier date), (y) before and after giving effect to the Maturity Extension and the Amendments, no Default or Event of Default exists or will exist, and (z) no Material Adverse Change has occurred or is continuing;

(c)    The Administrative Agent, the Lenders and the Arrangers shall have received all fees and other amounts due and payable to each such Person (including, without limitation, the fees and expenses of Paul Hastings LLP, as counsel to the Administrative Agent) on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement; and

(d)    Each Exiting Lender shall have received all payments pursuant to the Credit Agreement (including payments of principal, interest, fees and other amounts) due and payable to such Exiting Lender as of the Effective Date after giving effect to Section 1 of this Agreement.

SECTION 5.    Effect of Amendment.

(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. On and after the Effective Date, this Agreement shall for all purposes constitute a Loan Document.

SECTION 6.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.    Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 8.    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ANADARKO PETROLEUM CORPORATION

By:	/s/ Michael C. Pearl
Name: Michael C. Pearl
Title: Vice President, Finance and Treasurer

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Administrative Agent,
Lender and Swingline Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jeffrey C. Miller
		Name:	Jeffrey C. Miller
		Title:	Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher DiBiase
Name: Christopher DiBiase
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	CITIBANK, N.A.

	By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

	By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	MIZUHO BANK, LTD.

	By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	SOCIÉTÉ GÉNÉRALE

	By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	BARCLAYS BANK PLC

	By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Josh Rosenthal
Name: Josh Rosenthal
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

	By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

	By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

	By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	STANDARD CHARTERED BANK

	By:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director Standard Chartered Bank

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Julie Lilienfeld
Name: Julie Lilienfeld
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	THE STANDARD BANK OF SOUTH AFRICA LIMITED, ISLE OF MAN BRANCH

	By:	/s/ Pablo Gonzalez-Spahr
Name: Pablo Gonzalez-Spahr
Title: Executive

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Lender:	THE BANK OF NEW YORK MELLON

	By:	/s/ Christopher Olsen
Name: Christopher Olsen
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Exiting Lender:	BNP PARIBAS

	By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

	By:	/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Exiting Lender:	UBS AG, STAMFORD BRANCH

	By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

	By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Exiting Lender:	DNB CAPITAL LLC

	By:	/s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Senior Vice President

	By:	/s/ Robert Dupree
Name: Robert Dupree
Title: Senior Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

New Lender:	ABN AMRO CAPITAL USA LLC

	By:	/s/ R. Bisscheroux
Name: R. Bisscheroux
Title: Director

	By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

New Lender:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

	By:	/s/ Donovan Broussard
Name: Donovan Broussard
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

New Lender:	HSBC BANK USA, N.A.

	By:	/s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

Benjamin Halperin
Authorized Signatory #21357

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

ANNEX I

LIST OF COMMITMENTS

Lenders	Commitment	Percentage of Commitment
JPMorgan Chase Bank, N.A.	$174,000,000.00	5.800000000%
Wells Fargo Bank, National Association	$174,000,000.00	5.800000000%
Bank of America, N.A.	$174,000,000.00	5.800000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$174,000,000.00	5.800000000%
The Bank of Nova Scotia, Houston Branch	$174,000,000.00	5.800000000%
Citibank, N.A.	$174,000,000.00	5.800000000%
Mizuho Bank, Ltd.	$174,000,000.00	5.800000000%
Société Générale	$174,000,000.00	5.800000000%
ABN AMRO Capital USA LLC	$141,420,000.00	4.714000000%
Barclays Bank PLC	$141,420,000.00	4.714000000%
Canadian Imperial Bank of Commerce, New York Branch	$141,420,000.00	4.714000000%
Crédit Agricole Corporate and Investment Bank	$141,420,000.00	4.714000000%
Credit Suisse AG, Cayman Islands Branch	$141,420,000.00	4.714000000%
Deutsche Bank AG New York Branch	$141,420,000.00	4.714000000%
Goldman Sachs Bank USA	$141,420,000.00	4.714000000%
HSBC Bank, N.A.	$141,420,000.00	4.714000000%
Standard Chartered Bank	$141,420,000.00	4.714000000%
Sumitomo Mitsui Banking Corporation	$141,420,000.00	4.714000000%
Morgan Stanley Bank, N.A.	$88,800,000.00	2.960000000%
The Standard Bank of South Africa Limited, Isle of Man Branch	$60,000,000.00	2.000000000%
The Bank of New York Mellon	$45,000,000.00	1.500000000%

TOTALS	$3,000,000,000.00	100.000000000%

SCHEDULE V

LC ISSUANCE LIMITS

Issuing Bank	LC Issuance Limit
JPMorgan Chase Bank, N.A.	$75,000,000
Wells Fargo Bank, National Association	$75,000,000
Bank of America, N.A.	$75,000,000
Citibank, N.A.	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000
The Bank of Nova Scotia	$75,000,000
Mizuho Bank, Ltd.	$75,000,000
Société Générale	$75,000,000

TOTAL	$600,000,000

Schedule V

LC Issuance Limits